EXHIBIT 10.3





                              FOURTH SUPPLEMENT TO LEASE

                                        between

                     TOLEDO-LUCAS COUNTY PORT AUTHORITY, as Lessor

                                          and

                        BURLINGTON AIR EXPRESS INC., as Lessee

                               Dated as of March 1, 1994











Second Restated Memorandum of
Lease filed for record on
March 22, 1994 at ____ o'clock
__ .m., E.S.T., at M94-_______
in the LUCAS COUNTY, OHIO
RECORDS

This Fourth Supplement to Lease
supplements a Lease between the
named Lessor and Lessee dated as
of April 1, 1989, as previously
supplemented by a First
Supplement to Lease dated as of
January 1, 1990, a Revised and
Amended Second Supplement to
Lease dated as of September 1,
1990 and a Third Supplement to
Lease dated as of June 1, 1991,
each between the Lessor and the
Lessee.  A Restated Memorandum
of Lease was filed for record on
October 1, 1990 at 12:44 o'clock
p.m. E.D.S.T., at M90-1318C06 in
the Records of Lucas County,
Ohio and the Third Supplement to
Lease was filed for record on
October 1, 1991 at 8:55 o'clock
a.m. E.D.S.T., at M91-1446A06 in
the Records of Lucas County,
Ohio.
                     FOURTH SUPPLEMENT TO LEASE


             This Fourth Supplement to Lease (the "Fourth Supplement") dated as of March 1, 1994 between the Toledo-Lucas County Port Authority (the "Issuer"), a port authority and political subdivision and a body corporate and politic, duly created and validly existing under the laws of the State of Ohio (the "State"), and Burlington Air Express Inc. (formerly known as Burlington Air Express USA Inc.) (the "Company"), a for profit corporation organized and existing under the laws of the State of Delaware and duly authorized to transact business in the State;

                         W I T N E S E T H:

             WHEREAS, the Issuer, as lessor, and the Company, as lessee, have heretofore entered into a Lease dated as of April 1, 1989 (the "Original Lease"), as amended and supplemented by a First Supplement to Lease dated as of January 1, 1990 (the "First Supplement"), a Revised and Amended Second Supplement to Lease dated as of September 1, 1990 (the "Second Supplement") and a Third Supplement to Lease dated as of June 1, 1991 (the "Third Supplement"), each between the Issuer and the Company (as so amended and supplemented, the "Existing Lease") and have caused a Restated Memorandum of Lease and the Third Supplement to be filed for record as described on the cover page hereto (all terms used herein as defined terms and not defined herein being used, unless the context requires otherwise, as those terms are defined or used in the Existing Lease); and

             WHEREAS, the Lease provides, among other things, for acquiring, constructing, improving, equipping and developing the Project (including the Hub Facility) and Additional Projects from time to time, and for the lease by the Issuer to the Company of, among other things, the Leased Real Property (including the Expansion Site), the Hub Facility and the Additional Projects and for the use by the Company of the Airport operated by the Issuer; and

             WHEREAS, at the request of the Company, the Issuer has authorized the issuance of its $36,120,000 Airport Refunding and Improvement Revenue Bonds, Series 1994-1 (Burlington Air Express Project) dated as of March 1, 1994 (the "Series 1994-1 Bonds") as Additional Bonds under the Indenture, including as modified by the First Supplemental Indenture of even date herewith between the Issuer and the Trustee (the "First Supplemental Indenture"), for the purposes of (i) refunding at a reduced interest cost certain outstanding revenue bonds previously issued to finance a portion of the costs of the Hub Facility as described in Exhibit A to the Original Lease as amended by the Second Supplement, and (ii) paying a portion of the costs of acquiring, constructing, improving, equipping and developing certain additional "port authority facilities", including "aviation facilities" (both terms used as defined in the Act); and

             WHEREAS, the facilities described generally in Part I of Exhibit A to this Fourth Supplement are to be leased to the Company as an Additional Project under the Lease (the "1994 Additional Project") and the facilities described generally in Part II of Exhibit A to this Fourth Supplement are to be provided for the improvement of the Airport and the facilities and services thereof provided to the Company (the "1994 Airport Improvements" and, together with the 1994 Additional Project, the "1994 Project") and are intended and expected to be available for the use of the Company in accordance with the terms of this Fourth Supplement and the applicable provisions of the Existing Lease; and

             WHEREAS, the Issuer and the Company have determined to modify the terms of the Existing Lease as permitted and required by the Existing Lease and the Indenture in connection with the issuance of the Series 1994-1 Bonds, the refunding of the Project Bonds and the financing of the 1994 Project, and to set forth their agreements in that regard in this Fourth Supplement;

             NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer and the Company hereby covenant and agree as follows:

             Section 1. Demise of 1994 Additional Project; Possession; Additional Project Term; Extension. The Issuer, in consideration of the rents, covenants and agreements stated in the Existing Lease, as supplemented and amended hereby, agrees to and does hereby lease to the Company and, in consideration of the issuance of the Series 1994-1 Bonds and the acquisition, construction, developing, improving, equipping and financing of the 1994 Project generally described in Exhibit A hereto, including the 1994 Additional Project described therein, which constitutes an "Additional Project" under, as defined in, and for all purposes of, the Lease, the Company agrees to and does hereby lease from the Issuer the 1994 Additional Project, subject to such encumbrances as are permitted by the Lease,

             TO HAVE AND TO HOLD the 1994 Additional Project unto the Lessee for the Additional Project Term set forth in this Section and for the purposes set forth in the Lease.

             Possession of the 1994 Additional Project shall be delivered and accepted upon the date of execution and delivery of this Fourth Supplement.

             The "Additional Project Term" for the 1994 Additional Project, for all purposes of the Lease, shall commence on the date of execution and delivery of this Fourth Supplement and shall extend through October 31, 2013. Pursuant to the third and fourth paragraphs of Section 2.5 of the Original Lease, the Lease Term with respect to the 1994 Additional Project may be extended by the Company for three consecutive five year periods at fair market rental and the 1994 Additional Project may be purchased by the Company from the Issuer at certain times at fair market value. The notice and Opinion of Bond Counsel requirements set forth in the last three sentences of the first paragraph of Section 2.5 of the Original Lease with respect to extensions of the Initial Term for the Hub Facility shall apply to the extensions of the Additional Project Term for the 1994 Additional Project contemplated hereby, and, unless otherwise specified in the notice, any such notice given with respect to an extension of the Initial Term shall be deemed to include the notice required hereby with respect to the corresponding extension of that Additional Project Term.

             Section 2. Adjustment of Basic Rent. Pursuant to and in accordance with Section 2.1 of the Original Lease as amended by the Second Supplement and with Section 3.1 of the Original Lease, in connection with the refunding of the Project Bonds from the proceeds of the refunding portion of the Series 1994-1 Bonds, the Basic Rent payable pursuant to the first paragraph (other than subparagraphs (iii) and (iv) thereof) of that Section 3.1 shall be adjusted to the amounts, in the aggregate, required to pay, when due, the aggregate amounts of principal of and interest on the refunding portion of the Series 1994-1 Bonds. The rental for the lease of the Hub Facility building and the Material Handling System as described in Part I of Exhibit A to the Original Lease as amended by the Second Supplement, on or prior to each Rental
Payment Date during the remainder of the Initial Term, shall be the respective "Total Monthly Payment" set forth in Exhibit B hereto, to be used to pay a portion of principal of and interest on the refunding portion of the Series 1994-1 Bonds. The rental for the lease of the portion of the Moveable Hub Equipment described in
Part II of Exhibit A to the Lease as amended by the Second
Supplement, on or prior to each Rental Payment Date during the remainder of the initial Lease Term with respect thereto, shall be the respective "Total Monthly Payment" set forth in Exhibit C hereto, to be used to pay a portion of principal of and interest on the refunding portion of the Series 1994-1 Bonds. The foregoing rentals shall replace the rentals required by subparagraphs (i) and
(ii) of the first paragraph of Section 3.1 of the Original Lease and Exhibits B and C hereto shall replace Schedules I and II of Exhibit D to the Original Lease as amended by the Second
Supplement.

             In addition to the foregoing, pursuant to and in accordance with Section 2.1 of the Original Lease as amended by the Second Supplement and with Section 3.1 of the Original Lease, and subject to the same terms and conditions applicable to other payments of Basic Rent under the Lease, the Company shall pay as additional Basic Rent under and for all purposes of the Lease, for the lease and use of the 1994 Project during the Additional Project Term for the 1994 Additional Project, on or prior to each Rental Payment Date during that Additional Project Term, the respective amounts set forth as "Total Monthly Payments" in Exhibit D hereto to be used to pay the principal of and interest on the portion of the Series 1994-1 Bonds issued to finance the 1994 Project.

             It is understood and agreed by the Issuer and the Company that, in addition to the last paragraph of Section 3.7 of the Original Lease (which, by its terms, applies to all of the Series 1994-1 Bonds), the last sentence of the penultimate paragraph of that Section 3.7 applies in the event of a Determination of Taxability with respect to the Series 1994-1 Bonds (as described in the First Supplemental Indenture).

             Section 3. Issuance of Series 1994-1 Bonds. Upon the request of the Company, the Issuer has determined to and shall issue the Series 1994-1 Bonds as Additional Bonds under the Indenture, including as modified by the First Supplemental Indenture. The Project Bonds shall be refunded in accordance with the Escrow Agreement of even date herewith among the Issuer, the Company and the Trustee, as Escrow Trustee (the "Escrow Agreement"). The Company hereby approves the First Supplemental Indenture, and the terms of the Series 1994-1 Bonds and the use of the proceeds thereof and of the amounts in the Special Funds, all as set forth in the First Supplemental Indenture and the Escrow Agreement.

             Section 4. Completion of Projects. The facilities financed with proceeds of the Project Bonds, including those facilities described in Exhibit A of the Original Lease as amended by the Second Supplement, were completed in accordance with the terms and provisions of the Existing Lease. The Company represents and warrants and the Issuer acknowledges and agrees, that the acquisition, construction and installation of the 1994 Additional Project were heretofore completed by the Company on behalf of the Issuer in accordance with their agreements regarding same including, without limitation, the Agreement to Issue Bonds entered into between them pursuant to Resolution No. 19-93 duly adopted by the Legislative Authority of the Issuer on March 11, 1993, and in accordance with the Plans and Specifications therefor provided to and approved by the Issuer. It is further understood and agreed that a portion of the costs of the 1994 Additional Project in the amount of $131,508 have heretofore been reimbursed to the Company from investment earnings on the moneys deposited in the Bond Funded Reserve Fund in connection with the issuance of the Project Bonds, all in accordance with Section 5.2(d) of the Original Lease as amended by the Second Supplement. The Company represents that the 1994 Additional Project was or is expected to be placed in service as described in Part I of Exhibit A. All such actions taken in connection with the completion of the 1994 Additional Project are hereby ratified and approved. At the time of issuance and delivery of the Series 1994-1 Bonds, the Company shall be reimbursed $2,235,374.63 from the Proceeds Account of the Project Fund upon provision to the Trustee of a disbursement request with respect to the completed portions of the 1994 Additional Project conforming substantially to the applicable requirements of the Existing Lease. In addition, to complete the 1994 Additional Project, amounts now estimated at $600,918.73 will be disbursed to pay or reimburse the Company for the payment of additional costs of the 1994 Additional Project upon provision to the Trustee of a disbursement request substantially in the form presented in connection with the disbursement referred to in the preceding sentence. Upon completion of the 1994 Additional Project, a completion certificate substantially conforming to the applicable requirements of the Existing Lease, which completion certificate shall be signed by the Burlington Project Representative, shall be provided to the Issuer and the Trustee. In addition, not more than $722,400.00 shall be disbursed from the Proceeds Account in the Project Fund, upon the written request of the Issuer and the Company, to pay or reimburse the Issuer and the Company for the payment of costs of issuance with respect to the Series 1994-1 Bonds. It is understood and agreed that the foregoing provisions with respect to the 1994 Additional Project, which constitutes an Additional Project for all purposes of the Lease, correspond to the provisions of the Existing Lease to the extent required by Section 4.4 of the Original Lease.


             It is further understood and agreed that: (i) in accordance with applicable law and subject to receipt by the Issuer of final approval by the Federal Aviation Administration of the construction of, and of the funding by the FAA of 90% of the costs of, the south parallel taxiway included in the 1994 Airport Improvements, the Issuer shall acquire, construct, improve, equip and develop the 1994 Airport Improvements; (ii) after the completion date of the south parallel taxiway, the Company shall have, during the Lease Term, the free and nonexclusive use thereof consistent with its right to use the Airport generally in accordance with Section 11.1 of the Original Lease; (iii) after that completion date, the Issuer shall, during the Lease Term, maintain the south parallel taxiway and its environs consistent with its covenants and agreements under Section 11.2 of the Original Lease as amended by the Second Supplement; and (iv) in consideration of the foregoing agreements of the Issuer with respect to the 1994 Airport Improvements, and to induce the Issuer to undertake such obligations, the Company hereby (A) approves the disbursement, in accordance herewith, of amounts in the Proceeds Account of the Project Fund to pay or reimburse the Issuer for payment of the costs of the 1994 Airport Improvements and (B) agrees to pay to the Trustee the portion of the Basic Rent referred to in the second paragraph of Section 2 above relating to the 1994 Airport Improvements. Anything herein or in the Existing Lease or any other document to the contrary notwithstanding, the 1994 Airport Improvements shall not constitute an "Additional Project" or a part of the "Leased Premises" within the meaning of the Lease. Nevertheless, the acquisition, construction, improving, equipping and developing of the 1994 Airport Improvements is deemed to be and shall, for the purposes of authorizing the payment of costs (including all costs generally described therein as "Project Costs") of the 1994 Airport Improvements under Section 5.2 of the Lease be considered the "implementation of the Additional Project" as that term is used in Section 5.2(e) of the Original Lease; provided that no disbursements shall be made to pay costs of the 1994 Airport Improvements unless the Issuer shall have received the final approval of the Federal Aviation Administration as described above; and provided, further, that no approval of the Burlington Project Representative shall be necessary in connection with any disbursement for costs of the 1994 Airport Improvements except as described below; and provided, further, that the amount disbursed for costs of the 1994 Airport Improvements shall not exceed $380,300, plus the estimated investment earnings thereon prior to completion of the 1994 Airport Improvements, unless the Burlington Project Representative shall have approved the disbursement of such excess amounts. Completion of the construction of the 1994 Airport Improvements shall be evidenced by delivery of a separate completion certificate, conforming substantially to the applicable requirements of the Existing Lease, which certificate shall be signed by the Authorized Lessor Representative and delivered to the Trustee and the Company.

             Section 5. Representations and Warranties. The Issuer hereby confirms the representations, warranties and covenants set forth in Sections 6.1 and 9.1(a) through (h) of the Original Lease and extends those representations, warranties and covenants to the Existing Lease as supplemented hereby, and to the Indenture as supplemented by the First Supplemental Indenture, the Escrow Agreement and the Series 1994-1 Bonds, all to the extent applicable. The Company hereby confirms the representations, warranties and covenants set forth in Sections 6.1 and 9.2 of the Original Lease and extends those representations, warranties and covenants to the Existing Lease as supplemented hereby, and to the Escrow Agreement, the Series 1994-1 Bonds and the 1994 Project, all to the extent applicable, except that Section 9.2(c) of the Original Lease, as applied to the 1994 Project, shall be deemed to read as follows:

                    "The provision of financial
                    assistance to be made available to
                    it under the Lease and the
                    commitments therefor made by the
                    Lessor have induced the Lessee to
                    expand within the jurisdiction of
                    the Lessor that business of the
                    Lessee to be conducted by the use of
                    the Hub Facility and Fuel Farm and
                    such expansion will create
                    additional jobs and employment
                    opportunities within the
                    jurisdiction of the Issuer."

The Issuer and the Company further confirm all of their additional representations, warranties, covenants and agreements (including the non-merger agreement) set forth in the Guaranty, as assumed, confirmed and supplemented by the Assumption and Non-Merger Agreement (the "Assumption Agreement") dated as of September 1, 1990 among the Issuer, the Company and the Trustee.

             The Issuer and the Company, jointly and severally, each to the other and for the benefit of the Trustee and the Holders of the Series 1994-1 Bonds, hereby (i) confirm the representations, warranties and covenants set forth in Sections 6.2 (b) through (t) of the Original Lease as amended and supplemented by the Second Supplement and extend the representations, warranties and covenants set forth in Sections 6.2(b) through (s) of the Original Lease as amended and supplemented by the Second Supplement to the Series 1994-1 Bonds and to all of the facilities financed and refinanced thereby, and (ii) further represent, warrant and covenant that:

                    (a)    The acquisition, construction and
             installation of the 1994 Additional Project were not commenced prior to the adoption of Resolution No. 19-93 of the Legislative
             Authority on March 11, 1993 and, since that adoption, such acquisition, construction and installation have not changed in any material way and the capacity of the 1994 Additional
             Project has not increased materially, however, certain costs of the 1994 Additional Project were paid or incurred on and prior to such date but such costs will not be treated as costs of an "airport" within the meaning of
             Section 142 of the Code except to the extent that they consist of costs paid on or after January 15, 1993 or consist, in an amount not in excess of 20% of the aggregate issue price of the portion of the Series 1994-1 Bonds issued to finance the 1994 Additional Project, of "preliminary expenditures" within the meaning of Treas. Reg. Section 1.150-2(f)(2), which include architectural, engineering, surveying, soil testing, reimbursement bond issuance, and similar costs that are incurred prior to commencement of acquisition, construction, or rehabilitation of a project, other than land acquisition, site preparation, and similar costs incident to commencement of construction;

                    (b)    The acquisition, construction,
             equipping and development of the 1994 Airport Improvements were not commenced prior to the adoption of Resolution No. 94-93 of the Legislative Authority on December 9, 1993 and, since that adoption, such acquisition, construction, equipping and development have not changed in any material way and the capacity of the south parallel taxiway improvements has not increased materially, however, certain costs of the 1994 Airport Improvements were paid or incurred on and prior to such date but such costs will not be treated as costs of an "airport" within the meaning of Section 142 of the Code except to the extent that they consist of costs paid on or after October 15, 1993 or consist, in an amount not in excess of 20% of the aggregate issue price of the portion of the Series 1994-
             1 Bonds issued to finance the 1994 Airport
             Improvements, of "preliminary expenditures" within the meaning of Treas. Reg. Section 1.150-2(f)(2), which include architectural, engineering, surveying, soil testing, reimbursement bond issuance, and similar costs that are incurred prior to commencement of acquisition, construction, or rehabilitation of a project, other than land acquisition, site preparation, and similar costs incident to commencement of construction;

                    (c)    Each item included in the 1994
             Project has a reasonably expected economic life, within the meaning of Section
             142(b)(1)(B) of the Code, of at least 30 years; and

                    (d)    The proceeds of the refunding
             portion of the Series 1994-1 Bonds will be used exclusively to refund the Project Bonds in accordance with the Escrow Agreement and will be used to retire the Project Bonds not later than 90 days after the date of issuance of the Series 1994-1 Bonds.

Notwithstanding the preceding sentence, it is understood and agreed that the representations made in subparagraphs (a), (b) and (c) above are made by the Issuer with respect to the 1994 Airport Improvements and are made by the Company with respect to the 1994 Additional Project.

             Section 6. Certain Additional Amendments to Lease. The Issuer and the Company hereby covenant and agree to amend the Lease as and to the extent provided for in this Section. The Issuer and the Company hereby covenant and agree that the portions of the Existing Lease to be amended shall be amended to read as set forth below and that those provisions of the Existing Lease, and any other provisions thereof to the extent inconsistent with the provisions set forth below, shall be considered deleted therefrom and of no further force and effect:

             (a) Trustee. The name "Society Bank & Trust", each time it appears in the Existing Lease, including without limitation in the definitions of "Notice Address" and "Trustee" in Section 1.1 thereof, shall be and is hereby amended to be instead, Society
National Bank. The Trustee has heretofore given notice that its Notice Address has changed to 333 North Summit Street, Toledo, Ohio 43604, Attention: Corporate Trust Department.

             (b) Termination. The second sentence of the first paragraph of Section 8.4 of the Original Lease as amended by the Second Supplement is stricken therefrom and the first sentence of that paragraph is amended to read as follows:

                    "Section 8.4.  Termination at Option of
             Lessee.  If (i) the Lessor shall have
             determined, pursuant to Section 8.1 hereof and upon the recommendation of the Lessee, not to repair or restore the Hub Facility, or (ii) the Lessee shall have exercised the option, granted under Section 8.3 hereof, not to repair or restore the Hub Facility, or (iii) the Lessee elects to direct the redemption of all Series 1994-1 Bonds pursuant to Section
             4.01(b)(iii) of the Indenture, the Lessee shall have the option, subject to the terms of this Section, to terminate this Lease."

The phrase "or 4.01(b)(iv)(A) or during the continuation, on or after November 1, 1991, of the conditions stated in Section
4.01(b)(iv)(B)" is stricken from the second paragraph of that
Section 8.4.

             (c) Expansion Site. Exhibit A to the Third Supplement is hereby amended, in its entirety, by replacing the description of the Leased Expansion Site included therein with the description set forth in Exhibit E hereto and such property as set forth in Exhibit E hereto shall be considered for all purposes of this Lease, as amended and supplemented, the "Leased Expansion Site" as such term is used in Section 2 of the Third Supplement and any land included in Exhibit A to the Third Supplement which is not included in Exhibit E hereto is, pursuant to Section 10.1 of the Original
Lease, released from the Lease and is no longer a part of the Leased Expansion Site, the Expansion Site, the Leased Real Property or the Leased Premises. The Company acknowledges that the Issuer has satisfied the condition referred to in clause (iii) of Section
2 of the Third Supplement and the Issuer acknowledges that the Company shall not be required to pay the additional tap-in-charge set forth in that Section 2.

             Section 7. Additional Instruments, Documents and Requirements. The Issuer and the Company hereby agree to cooperate in the preparation and filing of this Fourth Supplement, or of a memorandum thereof, of any documents ancillary thereto or required or advisable in connection therewith, of a supplement to the Mortgage (as required by the Lease and the Indenture) and, as necessary, the Assignment and any Subordinated Mortgage (as defined in the Mortgage), and of any necessary financing statements related thereto.

             Section 8. Ratification of Lease; Integration. As amended and supplemented hereby, the Existing Lease is, in all respects, ratified and confirmed and remains in full force and effect. It is understood and agreed that as of the date of execution and delivery of this Fourth Supplement, the Lease is comprised only and exclusively of the Original Lease, the First Supplement, the Second Supplement, the Third Supplement and this Fourth Supplement and that the Lease, as so constituted, together with the Guaranty and the Assumption Agreement, constitute the entire understanding of the Issuer and the Company with respect to the subject matter thereof and hereof, and that the Lease, as so constituted, together with the Guaranty and Assumption Agreement, supersede all other oral or written agreements, prior to the date of execution and delivery of this Fourth Supplement, with respect thereto.

             Section 9. General Agreements. This Fourth Supplement shall take effect upon the execution and delivery thereof and shall continue in effect until the expiration of the Lease Term. The Issuer and the Company agree that they will execute and deliver such further documents and do such further acts and things as are necessary fully to effect the purposes of this Fourth Supplement. THIS FOURTH SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE and shall inure to the benefit of and be binding upon the Issuer and the Company and their respective successors and assigns. Any provision hereof invalid under any law shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. This Fourth Supplement may be executed in counterpart, and in several counterparts, each of which shall be deemed an original.


             IN WITNESS WHEREOF, the Issuer and the Company have caused this Fourth Supplement to Lease to be duly executed in their respective names by their duly authorized officers all as of the date first hereinbefore written.

Signed and acknowledged as to
the Issuer in the presence of:                 TOLEDO-LUCAS COUNTY PORT
                                               AUTHORITY


                                               By:
Name:                                                       Chairman


                                               By:
Name:                                                       Secretary
       (Witnesses as to both)

Signed and acknowledged as to                  BURLINGTON AIR EXPRESS INC.
the Company in the presence of:

                                               By:
Name:                                                    Chairman of the Board


                                               By:
Name:                                                        Treasurer
       (Witnesses as to both)

       Approved as to form:
                                   Staff Counsel

STATE OF OHIO                    )
                                 )
COUNTY OF LUCAS                  )


             On this ________ day of March, 1994, before me, a Notary Public in and for said County and State, personally appeared Richard D. Ruppert and Jerry J. Arkebauer, Chairman of the Board of Directors and Secretary, respectively, of the Toledo-Lucas County Port Authority, and acknowledged that they did sign the foregoing instrument as such officers of said Port Authority, respectively, for and on behalf of said Port Authority and by authority granted by law and by the Board of Directors of said Port Authority and that the same is their voluntary act and deed as such officers on behalf of said Port Authority and the voluntary and corporate act and deed of said Port Authority.

             IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


[Seal]                                ___________________________
                                      Notary Public


STATE OF                         )
                                 )
COUNTY OF                        )


             On this ________ day of March, 1994, before me, a Notary Public in and for said County and State, personally appeared Joseph C. Farrell and James B. Hartough, Chairman of the Board and Treasurer, respectively, of Burlington Air Express Inc., and acknowledged that they did sign the foregoing instrument as such officers of said corporation, respectively, for and on behalf of said corporation and by authority granted by the Board of Directors of said corporation and that the same is their voluntary act and deed as such officers on behalf of said corporation and the voluntary and corporate act and deed of said corporation.

             IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


[Seal]                         _____________________________
                               Notary Public


This instrument was prepared by:                  Jeffrey A. Bomberger
                                                 Squire, Sanders & Dempsey
                                                 4900 Society Center
                                                 127 Public Square
                                                 Cleveland, Ohio  44114-1304

                                          CERTIFICATE


             The undersigned, Fiscal Officer of the Issuer under the aforesaid Fourth Supplement to Lease, hereby certifies that the moneys required to meet the obligations of the Issuer during the year 1994 under that Fourth Supplement to Lease have been lawfully appropriated by the Board of Directors of the Issuer for such purposes and are in the treasury of the Issuer or in the process of collection to the credit of an appropriate fund, free from any previous encumbrances. This Certificate is given in compliance with Sections 5705.41 and 5705.44, Ohio Revised Code.


Dated:  March 8, 1994         ________________________________
                                Secretary, Toledo-Lucas
                                Port Authority

                           EXHIBIT A

                          1994 Project

I.     1994 Additional Project.

             A. Material Handling System Improvements. The 1994 Additional Project includes the addition of three additional material handling modules to the existing material handling and sortation system (10 modules) in the Hub Facility. The three new modules were manufactured and designed with the same specifications as the existing ten modules. The major components of the three new modules are the fabrication and installation of container decks, package carts and conveyors. The container decks include unload decks, scales, highway decks and loading decks. The carts include "conveyable" carts for packages up to 27" x 27" x 32" and 70 lbs., and "nonconveyable" carts for oversized pieces. In addition to the conveyor system for the three new modules, modifications of existing conveyors were made including installation of three tertiary slides and three unload conveyors and the addition of jam platforms and additional storage areas under the primary sites. In addition 12 unload slides for nonconveyable freight were installed on twelve of the existing and new unload conveyors. In addition, modifications were made to the Motor Control Center (MCC) and additional telephones were installed. The MCC modifications included installation of motors, emergency stops, diverter and secondary control panels, lighting and electrical feeders and extensive electrical work in connection with the foregoing. Finally, additional improvements to the outer modules of the Material Handling System are underway. All such items have a reasonably expected useful life consistent with that of the existing material handling system, being not less than 30 years from the place-in-service date. Information pertaining to the foregoing items is set forth below:

                   Material Handling System Improvements

                                                    Payments
                                                    Prior to
   Item     Number or                Estimated      Issuance   Placed in
Description   Amount      Vendor       Cost           Date      Service
___________ _________   ________     _________     _________   _________

Deck                   W.A.S.P.   $  800,033.00 $  800,033.00  07/10/93
Carts                  W.A.S.P.       85,680.00     85,680.00  08/01/93
Conveyors              SEAMCO        916,027.00    916,027.00  08/11/93
Unload Slides          SEAMCO         27,060.00     24,037.00          *
MCC/Controls           Innovative     52,400.00     52,400.00  05/01/93
MCC/Electrical         GEM           148,627.00    148,627.00  09/01/93
Telephones             Trans West      5,968.29      5,968.29  09/01/93
Outer Module
  Improvements                        36,000.00*                       *
Engineering            KMetz          80,000.00     80,000.00    N/A
                                  _____________ _____________
Total Material Handling
  System Improvements             $2,151,795.29 $2,112,772.29

_____________________
* - Estimate




             B. Other Hub Facility Improvements. In addition to the Material Handling System improvements described in part I.A above, the 1994 Additional Project includes other improvements to the Hub Facility including raising the height of the bulkload docktruck doors, building an interior guard rail and a mezzanine security fence, expanding the parking lot and relocating the fence, expanding the customs office and constructing an exterior office for the truck supervisor. In addition, an additional 10,000 gallon glycol storage tank, together with a concrete pad and dike, and connections to the existing heating and mixing tank will be constructed, an overhead crane will be installed in the Hub Facility, additional storage space will be added under the primary slides and directional and building signage will be installed. All such items have a reasonably expected useful life consistent with that of the Hub Facility building, being a period ending not earlier than September 1, 2021, thirty years from the placed in service date for the Hub Facility. Information pertaining to the foregoing items is set forth below:

                                                    Payments
                                                    Prior to
   Item     Number or                Estimated      Issuance   Placed in
Description   Amount      Vendor       Cost           Date      Service
___________ _________   ________     _________     _________   _________

Truck Doors            Quality
                        Overhead   $   3,567.00   $  3,567.00  10/01/93
Interior
 Guard Rail            Toledo Fence   11,440.00     11,440.00  06/01/93
Mezzanine
 Security Fence        Toledo Fence    4,795.00      4,795.00  09/15/93
Parking Lot            Rudolph Libbe 126,300.00     81,495.00          *
Parking Lot            Crestline      91,466.00     91,466.00  09/01/93
Customs Office         Cousino        31,128.00     31,128.00  12/01/93
Truck Office           Starrco         8,351.00      8,351.00  12/01/93
Office Hook Up         BAX-Supplies      228.00        228.34  12/01/93
Parking Lot Fence      Toledo Fence    6,900.00      1,640.00          *
Glycol Tank                           30,000.00                        *
Overhead Crange                       62,000.00                        *
Primary Slide
 Storage                              20,000.00                        *
Signage                               20,000.00                        *
Engineering            KMetz          25,000.00     20,000.00    N/A
                                    ___________   ___________
Total Hub Facility
  Improvements                      $441,175.00   $254,110.34

_____________________
* - Estimate




II.    1994 Airport Improvements

             The South Parallel Taxiway will be the primary taxiway parallel to and immediately south of Runway 7/25. The South Parallel Taxiway will begin at the west connector of the Ramp and proceed past the east connector, crossing Runway 16/34 to the approach end of Runway 25. The South Parallel Taxiway will be approximately 5,200 feet long and 75 feet wide, with 35 feet of paved shoulders on each side. The South Parallel Taxiway improvements will include a high-speed exit taxiway and associated connecting taxiways.

             The South Parallel Taxiway will be fully lighted, with both lighting at the edges of the Taxiway and installed within the centerline of the high speed exit pavement. The pavement will consist of 15 inches of stabilized base coarse covered by 7 inches of asphalt.

                               EXHIBIT B

                        SCHEDULE I OF BASIC RENT


             The following Schedule sets forth Basic Rent payments to be made by the Company for the rental of the Hub Facility buildings and Material Handling System during the Initial Term and replaces
Schedule I of Exhibit D of the Original Lease as amended by the Second Supplement. All payments are to be paid on the Rental
Payment Date next preceding the date set forth on such schedule.

               Monthly          Monthly            Total
              Principal         Interest          Monthly
Month/Date     Payment          Payment           Payment
__________    _________         ________          _______


[Voluminous schedule showing monthly payment dates, monthly principal amounts, monthly interest amounts and total monthly payments. Total monthly payments decline from $259,024.65 on May 1, 1994 to $223,594.27 on April 1, 2013 and decline from $297,372.92 on May 1, 2013 to $289,260.42 on April 1, 2017 and are
$300,729.17 from and including May 1, 2017 through April 1, 2018. Total monthly principal, interest and combined principal and interest payments from May 1, 1994 through April 1, 2019 are $31,475,000.00, $41,369,785.44 and $72,844,785.44, respectively.]

                                 EXHIBIT C

                        SCHEDULE II OF BASIC RENT


             The following Schedule sets forth Basic Rent payments to be made by the Company for the rental of certain Movable Hub Equipment during the initial lease term with respect thereto and replaces Schedule II to Exhibit D of the Original Lease as amended by the Second Supplement. All payments are to be paid on the Rental Payment Dates next preceding the dates set forth on such Schedule.

               Monthly         Monthly         Total
              Principal       Interest        Monthly
Month/Date     Payment         Payment        Payment
__________    _________       ________        _______



[Voluminous schedule showing monthly payment dates, monthly principal amounts, monthly interest amounts and total monthly payments. Total monthly payment ranges from $22,163.89 on May 1, 1994 to $23,629.17 on April 1, 2001. Total monthly principal, interest and combined principal and interest payments from May 1, 1994 through April 1, 2001 are $1,420,000.00, $443,333.33 and
$1,863,333.33, respectively.]

                           EXHIBIT D

                   SCHEDULE III OF BASIC RENT


             The following Schedule sets forth the Basic Rent payments to be made by the Company for the lease and use of the 1994 Project during the Additional Project Term for the 1994 Additional Project. All payments are to be paid on the Rental Payment Date next preceding the dates set forth on such Schedule.

                Monthly        Monthly           Total
               Principal      Interest          Monthly
Month/Date      Payment        Payment          Payment
__________     _________      ________          _______



[Voluminous schedule showing monthly payment dates, monthly principal amounts, monthly interest amounts and total monthly payments. Total monthly payment ranges from $28,409.55 on May 1, 1994 to $26,396.36 on April 1, 2013. Total monthly principal, interest and combined principal and interest payments from May 1, 1994 through April 1, 2013 are $3,225,000.00, $2,846,157.30 and
$6,071,157.30, respectively.]

                                       EXHIBIT E

                      LEGAL DESCRIPTION TO LEASED EXPANSION SITE

          A parcel of land being a part of Section 10, Town 7 North, Range 9 East, Swanton Township, and part of Section 11, Town 7
North, Range 9 East, Monclova Township, Lucas County, Ohio, and being more particularly described as follows:

          Commencing at an existing stone monument at the Southwest corner of the Northeast quarter of Section 10;

          thence South 88 degrees 46' 07" East, on the South line of the Northeast quarter of Section 10, a distance of 1773.60 feet to a point on the South line of an existing 23.784 acre leased parcel, said point also being the TRUE POINT OF BEGINNING of the parcel herein described; thence continuing South 88 degrees 46' 07" East, on the South line of the Northeast quarter of Section 10 and on the South line of an existing 23.784 acre leased parcel, a distance of
868.00 feet to the most Southeasterly corner of said 23.784 acre leased parcel;

          thence North 21 degrees 23' 38" West, on the Northeasterly line of said 23.784 acre leased parcel, a distance of 629.74 feet to a point;

          thence North 68 degrees 36' 22" East, on the Southeasterly line of said 23.784 acre leased parcel, a distance of 28.85 feet to a point;

          thence North 21 degrees 23' 38" West, on the Northeasterly line of said 23.784 acre leased parcel, a distance of 104.96 feet to a point;

          thence North 68 degrees 36' 22" East, distance of 69.95 feet to a point;

          thence South 21 degrees 23' 38" East, distance of 750.78 feet to a point;

          thence South 68 degrees 36' 22" West, distance of 900.00 feet to a point;

          thence North 21 degrees 23' 38" West, a distance of 350.00 feet to the TRUE POINT OF BEGINNING of the parcel herein described, containing 5.00 acres of land, more or less, subject to all easements, zoning restrictions of record and legal highways.

          The bearings used herein are for the purpose of describing angles only and are not referenced to true or magnetic North.

                                       CONSENT


          The undersigned officer of the City of Toledo, Ohio, acknowledges that:

          1. The City has leased the Toledo Express Airport to the Toledo-Lucas County Port Authority for a term ending on February
11, 2023.

          2. The Port Authority, with the City's consent, has subleased a "Hub Facility" and site to Burlington Air Express Inc. for a term, including all extensions, ending on October 31, 2028.

          3. To assist Burlington in financing additional fixtures to the Hub Facility and site, the Port Authority is required to lease such fixtures to Burlington and mortgage its interest therein consistent with the terms of the sublease, indenture and mortgages securing the original Hub Facility financing.

          4. Burlington has the option to extend the sublease term with respect to such fixtures so that the sublease term for the fixtures will terminate at the same time as the sublease of the Hub Facility and site.




Dated:  March 18, 1994
                                     By:___________________________
                                        Mayor, City of Toledo, Ohio

                                 CONSENT OF DIRECTOR


             The undersigned, The Director of Development of the State of Ohio, by the undersigned duly authorized officer, hereby acknowledges receipt of notice of, and hereby consents to, the foregoing Fourth Supplement to Lease and the amendments, changes, modifications, covenants and agreements therein made to the extent, if any, that those amendments, changes, modifications, covenants and agreements are material to that Director.

                                         THE DIRECTOR OF DEVELOPMENT OF
                                         THE STATE OF OHIO


Dated:  March 18, 1994                  By: __________________________
                                                  Deputy Director

                              CONSENT OF TRUSTEE


             The undersigned, the Trustee under the Indenture identified in the foregoing Fourth Supplement to Lease, by the undersigned duly authorized officer, hereby (i) acknowledges receipt of notice of the foregoing Fourth Supplement to Lease and the amendments, changes, modifications, covenants and agreements therein made, (ii) determines that such amendments, changes and modifications of the Lease are required (a) by the provisions of that Indenture, (b) in connection with the issuance of Additional Bonds and as contemplated by the Existing
Lease referred to in that Fourth Supplement or (c) in connection with changes in the Lease which are not to the prejudice of the Trustee or the holders of the Bonds issued under that Indenture, and (iii) consents to that Fourth Supplement to Lease and the amendments, changes, modifications, covenants and agreements therein made.

                                      SOCIETY NATIONAL BANK, as Trustee


Dated:  March 22, 1994                By:_______________________________
                                                 Vice President